THE SENTINEL FUNDS

                          SENTINEL GROWTH INDEX FUND

                PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 1999 TO
                     THE PROSPECTUS DATED MARCH 31, 1999,
                           AND, STARTING ON PAGE 7,
                PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 1999

     On September 13, 1999, Sentinel Group Funds, Inc. (the "Company") began offering shares of a new fund named Sentinel Growth Index Fund (the "Growth Index Fund"). This Supplement, which is to be used in conjunction with the Prospectus for the Sentinel Funds dated March 31, 1999 (the "Prospectus"), describes the investment objective and policies and other features of the Growth Index Fund.

     What is the Main Goal and Investment Strategy of the Growth Index Fund?

     The Growth Index Fund seeks to match, as closely as possible, before expenses, the performance of the S&P 500/BARRA Growth Index, which includes those stocks of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") with higher than average price to book value ratios. The Fund will invest primarily in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index, in approximately the same proportions as they are represented in the S&P 500/BARRA Growth Index.

     What are the Main Risks of Investing in the Growth Index Fund?

     The value of the Growth Index Fund, like all equity mutual funds, will go up and down as the prices of the stocks held by the Fund go up and down. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. An investor in the Fund could lose money over short or even long periods of time.

     The Growth Index Fund is also subject to investment style risk, which is the chance that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years.

     There is also a risk that the Growth Index Fund will not track closely the performance of the S&P 500/BARRA Growth Index for a number of reasons, including the Fund's costs of buying and selling securities and the flow of money into and out of the Fund.

     There can be no assurance that the Growth Index Fund will achieve its objective.

FEES AND EXPENSES

SHAREHOLDER FEES (fees paid directly from your investment)

CLASS A SHARES:

Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of the offering price) ...................................2.50%/1/
Maximum Deferred Sales Charge (Load) ........... ....................None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .........None
Redemption Fees .....................................................None/1,2/
Exchange Fees .......................................................None
______________
/1/ The sales charge is reduced to 2.0% for purchase amounts of $500,000 to $999,999, and to zero for purchase amounts of $1,000,000 or more. If you do not pay a sales charge because your purchase amount is $1,000,000 or more, then you may pay a deferred sales charge of up to 1% if you redeem your shares within two years of your purchase.

/2/ If you redeem by wire transfer, we assess a wire charge of $25.00.

CLASS B SHARES:

Maximum Sales Charge (Load) Imposed on Purchases ....................None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of  the
purchase price or the net asset value
of the shares being redeemed) .......................................2.50%/3/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .........None
Exchange Fees .......................................................None
______________

/3/ The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

ANNUAL FUND OPERATING EXPENSES

     We estimate that the Growth Index Fund will incur the expenses shown below in its first year of operations, expressed as a percentage of the Fund's average net assets.

                                                               CLASS A SHARES        CLASS B SHARES
                                                               --------------        --------------
Management Fees                                                0.30%                 0.30%
Rule 12b-1 Fees (includes service fee
      and distribution fee)                                    0.20%                 0.75%
Other Expenses:
     Accounting and Administrative Costs                       0.03%                 0.03%
      Other                                                    0.17%                 0.17%
Total Other Expenses                                           0.20%                 0.20%
                                                               --------              -----
         Total Fund Operating Expenses      0.70%  /(a)/      1.25%/(a)/

______________
/(a)/ The above expense ratios do not reflect waivers of fees by Sentinel Advisors Company. Currently Sentinel Advisors voluntarily waives fees to the extent necessary to cap the expense ratio of the Class A shares of the Growth Index Fund at 0.65%. This fee waiver will also proportionately benefit the Class B shares of the Growth Index Fund. Sentinel Advisors currently intends to continue this fee waiver indefinitely; however, it may change or terminate the fee waiver at any time after November 30, 2000.

EXAMPLES:

     These examples are intended to help you compare the cost of investing in the Growth Index Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Growth Index Fund for the time periods indicated, that you pay the initial sales charge in the case of the Class A shares, that the Fund's operating expenses are as estimated above for the entire period, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. NOTE THAT THE AMOUNTS SHOWN DO NOT REFLECT THE WAIVER OF FEES THAT LIMITS EXPENSE RATIOS AS DISCUSSED IN FOOTNOTE (A) ABOVE.

                                                     1 YEAR          3 YEARS
                                                     ------          -------

Class A shares                                       $320            $468
Class B shares (assuming redemption
        at the end of the period)                    $377            $597
Class B shares (assuming no redemption
        at the end of the period)                    $127            $397

     Details About the Growth Index Fund's Investment Objective, Principal Investment Strategies, and Associated Risks

     The Growth Index Fund seeks to match, as closely as possible, before expenses, the performance of the S&P 500/BARRA Growth Index. The S&P 500/BARRA Growth Index includes those stocks of the S&P 500 Index with higher than average price to book value ratios. The S&P 500 is an unmanaged index and typically includes companies that are the largest and most dominant in their industries. There can be no assurance that the Fund will achieve its objective.

     The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index. It intends normally to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

     The Growth Index Fund is not "actively managed", which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P 500/BARRA Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

     The Growth Index Fund by itself is not a balanced investment program. The Growth Index Fund will generally hold exclusively the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P 500/BARRA Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better than average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large capitalization growth stocks". The Growth Index Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks", from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-term investment return.

     It is anticipated that the Growth Index Fund will have relatively small portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P/BARRA Growth Index.

RISK FACTORS

     Stock Market Risk. The Growth Index Fund is subject to stock market risk, which is the risk that the value of common stocks in general will decline.

     Investment Style Risk. The S&P 500/BARRA Growth Index is comprised of larger companies which in general are perceived by the stock market to have higher growth potential. The Growth Index Fund thus focuses on so-called "large capitalization growth stocks". Changes in investment style may cause these large capitalization growth stocks to underperform the stock market in general, or other asset classes.

     Tracking Error Risk. There are several reasons why the Fund's performance may not match the S&P 500/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P 500/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund which are not precisely the same as in the S&P 500/BARRA Growth Index.

     Futures and Options. If the Fund invests in stock index futures or options contracts, the Fund will be subject to the risks that:

          - the future or option will not fully offset the underlying positions,
          - the Fund cannot sell the future or option because of an illiquid secondary market, and
          - the intended risk management purpose of the future or option may not be achieved, and may produce losses or missed opportunities.

INFORMATION REGARDING THE INDEX

     The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Sentinel Funds is the licensing of certain trademarks and trade names of S&P and the S&P 500/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Sentinel Funds or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Purchase Options

     The Growth Index Fund offers both Class A and Class B shares. You can compare the differences among the Class A shares and the Class B shares of the Growth Index Fund using the table below.

-----------------------------------------------------------------------------------------------------
                                                  TOTAL 12B-1 FEE,
-----------------------------------------------------------------------------------------------------
CLASS         SALES CHARGE       SERVICE FEE      INCLUDING SERVICE FEE    CONVERSION FEATURE
-----------------------------------------------------------------------------------------------------
A              Maximum 2.50%    Maximum of        Maximum of 0.20%          No
               initial sales      0.20%
               charge

-----------------------------------------------------------------------------------------------------
B              CDSC of up to      0.25%           0.75%                     Class B Shares
               2.50% for a                                                  convert to Class
               maximum of                                                   A Shares
               six years                                                    automatically
                                                                            after the
                                                                            applicable CDSC period

     Please see page 27 of the Prospectus for a discussion of things to think about when choosing which share class to buy.

CLASS A SHARES

For purchases of Class A shares of the Growth Index Fund, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 2.50% of the offering price (2.56% of the net amount invested) to zero, depending on the size of your purchase, as shown below.

                                    SALES CHARGE AS       SALES CHARGE AS A
                                    A PERCENTAGE OF       PERCENTAGE OF NET              DEALER
SALE SIZE                           OFFERING PRICE        AMOUNT INVESTED                REALLOWANCE
---- ----                           -------------------   ----------------------------   --------------
$0 to $499,999                      2.50%                 2.56%                          2.25%
$500,000 to $999,999                2.00%                 2.04%                          1.75%
$1,000,000 or more                  -0-                   -0-                             -0-

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $4,999,999. In these cases, if you redeem the shares in the first one year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales of $5,000,000 or more, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. You can find additional information on this CDSC on page 28 of the Prospectus.

     You can receive a reduced sales charge for a number of reasons, as discussed on pages 28-30 of the Prospectus.

     The Class A shares of the Growth Index Fund participate in the Company's Class A Distribution Plan. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 0.20% of average daily net assets of the Class A shares of the Growth Index Fund. We will pay trail commissions to dealers on Class A shares of the Growth Index Fund at an annual rate of 0.20% of average daily net assets. Additional information on this Distribution Plan is set forth on page 30 of the Prospectus.

CLASS B SHARES

     For purchases of Class B shares of the Growth Index Fund, you pay the current net asset value. There is no initial sales charge. A contingent deferred sales charge, or CDSC, will be imposed on Class B shares of the Growth Index Fund if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed on page 34 of the Prospectus. Whether you pay a CDSC upon a redemption, and how much it is, depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares of the Growth Index Fund are shown below:

                                CDSC PERCENTAGE
                                ---------------

                                             Year Since Purchase Payment Was Made
                                             ------------------------------------
PURCHASE AMOUNT                        1st      2nd     3rd      4th      5th      6th
---------------                        ---      ---     ---      ---      ---      ---
        Up to $500,000                 2.50%    2.50%   2%       1.50%    1.25%    0.50%

$500,000 to $1,000,000                 2%       2%      1%       1%         -        -


The maximum purchase amount for Class B shares is $1,000,000. For additional information on CDSCs on Class B shares, see page 30 of the Prospectus.

     The Class B shares of the Growth Index Fund participate in the Company's Class B Distribution Plan. This Plan provides for a fee to Sentinel Financial at a maximum annual rate of 0.75% of average daily net assets of the Class B shares of the Growth Index Fund. We will pay trail commissions to dealers on Class B shares at varying rates depending on the overall average daily net assets in all Class B shares of the Sentinel Funds for which a particular registered representative is the registered representative of record, as described on page 31 of the Prospectus. Additional information on this Distribution Plan is set forth on page 31 of the Prospectus.

     Class B shares of the Growth Index Fund automatically convert to Class A shares of the Growth Index Fund at the end of the applicable CDSC period, in the same way as the Class B shares of the other Sentinel Funds which offer Class B shares convert to Class A shares of the same Fund. See page 31 of the Prospectus.

     Sentinel Financial pays selling dealers, at the time you purchase Class B shares of the Growth Index Fund, an amount equal to 2.50% of your purchase payment (2.0% in the case of purchases between $500,000 and $1,000,000).

Exchanges

     Shares of the Growth Index Fund may be exchanged into shares of the same class of any other Fund, as described on pages 37-38 of the Prospectus, but only after at least 90 days have elapsed from their purchase, in the case of purchases initially made in the Growth Index Fund. Shares of other Sentinel Funds may be exchanged into shares of the same class of the Growth Index Fund, but not within the first 90 days after the initial purchase of such other Sentinel Fund shares.

Other Information

     The minimum initial investment in the Growth Index Fund is $5,000, except for IRA and other qualified retirement plan accounts (in which case the minimum investment is $1,000), and except that you may invest in the Fund with as little as $100 per month using the Automatic Investment Plan. The minimum subsequent investment for the Growth Index Fund is $100.

     For other information on how to buy, sell exchange or transfer shares of the Sentinel Funds, please see "How to Buy, Sell, Exchange and Transfer Shares", beginning on page 35 of the Prospectus.

INITIAL MARKETING INCENTIVE

     Sentinel Financial will pay to dealers, in addition to the normal dealer reallowance described above, an amount of 0.25% of investments during the first 90 days of the Growth Index Fund's operation for which a single registered representative is the registered representative of record, if the amount of such investments during the first 90 days of the Growth Index Fund's operation for which such registered representative is the registered representative of record is $500,000 or more.

DIVIDENDS, CAPITAL GAINS AND TAXES

     The Growth Index Fund pays dividends substantially equivalent to its net investment income, if any, once per year in December. Distributions of net realized capital gains, if any, are paid annually in December. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested automatically in shares of the same class of the Growth Index Fund. See "Dividends, Capital Gains and Taxes" on page 40 of the Prospectus.

MANAGEMENT OF THE GROWTH INDEX FUND

     The investment advisor to the Growth Index Fund is Sentinel Advisors Company, which also is the investment advisor to the other Sentinel Funds. Information on Sentinel Advisors can be found on page 42 of the Prospectus. For its services as investment advisor, Sentinel Advisors receives from the Growth Index Fund a fee equal to 0.30% per annum of the average daily value of the net assets of the Growth Index Fund.

     PORTFOLIO MANAGEMENT. Sentinel Advisors uses a team approach in managing the Sentinel Funds. The Growth Index Fund is managed by Sentinel Advisors' Equity Growth Team. Information on Sentinel Advisors' team approach to portfolio management and on the Equity Growth Team can be found on pages 42 and 43 of the Prospectus.

                PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 1999

          MATTERS NOT RELATING SPECIFICALLY TO THE GROWTH INDEX FUND

PORTFOLIO MANAGER CHANGES

     Effective June 22, 1999, Van Harissis joined Sentinel Advisors as Senior Vice President, and became the leader of Sentinel Advisors' Equity Value Team, replacing Richard A. Pender. Mr. Harissis was a managing director and portfolio manager at Phoenix Investment Partners from 1995 to 1999, and previously was a portfolio manager at Howe & Rusling. Effective July 12, 1999, William C. Kane, previously co-manager of the Bond Fund, became the sole portfolio manager of the Bond Fund. Richard D. Temple is retiring from Sentinel Advisors.

WORLD FUND SUBADVISOR

     Effective July 1, 1999, the sub-advisor to the World Fund changed from INVESCO Capital Management, Inc., to INVESCO Global Asset Management (N.A.), Inc. These entities are under common control. The terms of the contract have not changed and the personnel serving the World Fund has not changed.

WAIVER OR REDUCTION OF A CDSC

     Effective September 13, 1999, we have changed the situations in which a CDSC will be waived, by replacing situation 5 on page 34 of the Prospectus under "Waiver or Reduction of a CDSC" with the following:

         5. The CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 10% annually of the account's then current net asset value. Note that in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 10% annually of the account's then net asset value. Again in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value; and

EXAMPLES

The numbers below replace the corresponding numbers in the examples shown on page 13 of the Prospectus.

CLASS B (if you redeem at the end of the period):    1 year   3 years   5 years
Common Stock                                          $584     $ 869     $1180
Balanced                                               593       897      1226
Mid Cap Growth                                         632      1015      1425
Small Company                                          628      1003      1405
World                                                  628      1003      1405
High Yield                                             555       780      1029
Bond                                                   587       879      1195
Money Market                                           480       549       633

CLASS C (if you redeem at the end of the period):    1 year
Common Stock                                          $295
Balanced                                               321
World                                                  324
High Yield                                             309

CLASS D (if you redeem at the end of the period):    1 year   3 years   5 years
Balanced                                               $769    $1023     $1302

PERFORMANCE DATA

     The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges.

     The fixed income Funds also may quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. These Funds may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields. The Tax-Free Income, New York and Pennsylvania Funds may also include tax-equivalent yields in advertisements. Tax-equivalent yields increase the yield as calculated above to make it comparable on an after-tax basis to an investment which produces taxable income.

     The Funds also may compare their performance to relevant indices in advertisements. The equity Funds may compare their performance to stock indices, including the Dow Jones Industrial Average, the S&P 500 Index, the S&P 500/BARRA Growth Index, and the Russell 2000 Index. The World Fund may compare its performance to the "EAFE" (Europe, Australia, Far East) Index. The High Yield Fund may compare its performance to the Chase Manhattan Bank Index. The fixed income Funds may compare their performance to bond or money market indices, including the Lehman Aggregate Bond Index, Municipal Bond Index, or Government Bond Index, and Donoghue's Money Fund Report.

     The Funds also may refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

HIGH YIELD FUND CLASS B SHARES - PROMOTION

     As a special promotion during the period May 1, 1999 to December 31, 1999, Sentinel Financial Services Company will pay to dealers who agree to participate in the promotion, on sales of Class B shares of Sentinel High Yield Bond Fund, the following amounts (stated as percentages of the aggregate purchase amount):

          AMOUNT OF PURCHASE PAYMENT                      BROKER-DEALER PAYMENT
          Up to $249,999..........................................5.00%
          $250,000 to $499,999....................................3.5%
          $500,000 to $999,999....................................3.0%

     These amounts are 1.0% greater than the payments normally made on such sales.